SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: January 27, 2005

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-25283 Commission file number	33-0717312 (I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California (Address of principal executive offices)		92707 (Zip Code)

(714) 427-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, Corinthian Colleges, Inc. (“Corinthian”) issued a press release announcing financial results for its second quarter ended December 31, 2004 of its current fiscal year ending June 30, 2005. A copy of Corinthian’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.
January 27, 2005	/s/ Robert C. Owen
Robert C. Owen
Vice President, Controller and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release of Corinthian Colleges, Inc. issued January 27, 2005.